Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:  David J. Hegarty, President

or John R. Hoadley, Treasurer

(617) 796-8350

www.snhreit.com

SNH Announces Financial Results for the Periods Ended June 30, 2003

Newton, MA (July 30, 2003):  Senior Housing Properties Trust (NYSE: SNH) today announced its financial results for the quarter and six months ended June 30, 2003, as follows (in thousands, except per share data):

	Quarter Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002

Total revenues	$31,842	$30,378	$63,192	$59,085
Net income	9,801	10,596	21,860	22,216
Funds from operations (FFO)	20,572	20,096	42,044	37,953

Weighted average shares outstanding	58,439	58,424	58,438	54,362

Per share data:
Net income	$0.17	$0.18	$0.37	$0.41
Funds from operations (FFO)	0.35	0.34	0.72	0.70
Distributions declared	0.31	0.31	0.62	0.62

Senior Housing Properties Trust is a real estate investment trust headquartered in Newton, MA that has investments in 144 senior housing properties located in 31 states.

Senior Housing Properties Trust

Financial Information

(in thousands, except per share amounts)

Income Statement:

	Quarter Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Revenues:
Rental income	$31,568	$28,261	$61,842	$54,796
FF&E reserve income (1)	—	1,838	—	3,502
Interest and other income	274	279	1,350	787
Total revenues	31,842	30,378	63,192	59,085
Expenses:
Interest	8,960	6,439	16,106	13,821
Depreciation	8,891	8,098	17,544	15,226
General and administrative (2)	2,327	2,071	5,116	3,925
Total	20,178	16,608	38,766	32,972
Income from continuing operations before distributions on trust preferred securities	11,664	13,770	24,426	26,113
Distributions on trust preferred securities	703	703	1,406	1,406
Income from continuing operations	10,961	13,067	23,020	24,707
Loss from discontinued operations	—	(2,471)	—	(2,491)
Loss on sale of property	(1,160)	—	(1,160)	—
Net income	$9,801	$10,596	$21,860	$22,216

Weighted average shares outstanding	58,439	58,424	58,438	54,362
Per share data:
Income from continuing operations	$0.19	$0.22	$0.39	$0.45
Net income	$0.17	$0.18	$0.37	$0.41

Balance Sheet:

	At June 30, 2003	At December 31, 2002
Assets
Real estate properties	$1,306,069	$1,238,487
Accumulated depreciation	(142,243)	(125,039)
	1,163,826	1,113,448
Mortgage receivable	6,051	—
Cash and cash equivalents	5,460	8,654
Restricted cash	10,455	12,364
Deferred financing fees, net	12,133	9,512
Other assets	18,615	14,222
Total assets	$1,216,540	$1,158,200
Liabilities and Shareholders’ Equity
Unsecured revolving bank credit facility	$6,000	$81,000
Senior unsecured notes, net of discounts	393,530	243,746
Secured debt and capital leases	32,579	32,618
Total debt	432,109	357,364
Other liabilities	17,902	21,116
Total liabilities	450,011	378,480
Trust preferred equity securities	27,394	27,394
Shareholders’ equity	739,135	752,326
Total liabilities and shareholders’ equity	$1,216,540	$1,158,200

(1)          One of our leases which began in January 2002 provided that a percentage of revenues at the leased properties be paid to us as additional rent, which was escrowed for future capital expenditures at the leased facilities.  This lease was amended October 1, 2002.  As a result of this amendment, amounts for capital expenditures are not paid to us but are deposited into accounts owned by the tenant, Five Star, while we have security and remainder interests in these accounts and in property purchased with funding from these accounts.  Accordingly, we no longer record FF&E reserve income.

(2)          Includes expenses incurred with respect to litigations with Marriott International and HEALTHSOUTH of $100,000 for the three months ended June 30, 2003 and $700,000 for the six months ended June 30, 2003.

Senior Housing Properties Trust

Other Data

(dollars in thousands, except per share amounts)

Calculation of Funds From Operations (FFO)(1):

		Quarter Ended June 30,		Six Months Ended June 30,
		2003	2002	2003	2002
Income from continuing operations		$10,961	$13,067	$23,020	$24,707
Add:	Depreciation expense	8,891	8,098	17,544	15,226
	Deferred percentage rent(2)	720	769	1,480	1,522
Less:	FF&E reserve income	—	(1,838)	—	(3,502)
FFO		$20,572	$20,096	$42,044	$37,953

Weighted average shares outstanding		58,439	58,424	58,438	54,362

FFO per share		$0.35	$0.34	$0.72	$0.70
Distributions declared		$0.31	$0.31	$0.62	$0.62

Leverage Ratios:

	At June 30, 2003	At December 31, 2002

Total debt / Total assets	35.5%	30.9%
Total debt / Real estate properties before depreciation	33.1%	28.9%
Total debt / Total book capitalization	36.0%	31.4%
Secured debt / Total debt	7.5%	9.1%
Secured debt / Total assets	2.7%	2.8%
Variable rate debt / Total debt	3.5%	25.2%

Coverage Ratios:

	Quarter Ended June 30,				Six Months Ended June 30,
	2003		2002		2003		2002
Income from continuing operations	$10,961		$13,067		$23,020		$24,707
Deferred percentage rent	720		769		1,480		1,522
Interest expense	8,960		6,439		16,106		13,821
Trust preferred distributions	703		703		1,406		1,406
Depreciation expense	8,891		8,098		17,544		15,226
EBITDA(1)	$30,235		$29,076		$59,556		$56,682
EBITDA / Interest expense	3.4	x	4.5	x	3.7	x	4.1	x
EBITDA / Interest expense + trust preferred distributions	3.1	x	4.1	x	3.4	x	3.7	x

(1)          We compute FFO and EBITDA as shown in the calculations above.  Our calculation of FFO differs from the NAREIT definition of FFO because we include deferred percentage rent as discussed in Note 2 below.  Also, in order to facilitate comparison of FFO with historical results, the historical FFO presentation for the three and six months ended June 30, 2002, eliminates FF&E reserve income (see Note 1 on page 2).  We consider FFO and EBITDA to be appropriate measures of performance, liquidity and cash flow for a REIT.  Along with net income and cash flow from operating, investing and financing activities, FFO and EBITDA provide investors with an indication of a REIT’s operating performance and its ability to incur and service debt, make capital expenditures, pay distributions and fund other cash needs.  FFO and EBITDA do not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our board of trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our revolving bank credit facility and public debt covenants, the availability of debt and equity capital to us and our expectation of our future performance.

(2)          We recognize percentage rental income received for the first, second and third quarters in the fourth quarter.  Although recognition of revenue is deferred until the fourth quarter for purposes of calculating net income, the calculation of FFO includes estimated amounts with respect to periods shown.

Senior Housing Properties Trust

Other Data

The following additional data is intended to respond

to frequently asked questions (dollars in thousands)

at June 30, 2003

	# of Properties	# of Units/Beds	Investment	% of Investment	Current Annual Rent Revenues	% of Current Annual Rent Revenues
Facility Type
Independent living communities(1)	36	10,497	$851,176	64.9%	$85,545	65.7%
Assisted living facilities	42	2,368	184,816	14.1%	18,870	14.4%
Skilled nursing facilities	64	6,745	232,575	17.7%	17,146	13.2%
Hospitals	2	364	43,553	3.3%	8,700	6.7%
Total	144	19,974	$1,312,120	100.0%	$130,261	100.0%

Tenant/Operator
Five Star/Sunrise (2)	31	7,465	$616,397	46.9%	$63,000	48.4%
Marriott/Sunrise (2)	14	4,030	325,472	24.8%	31,182	23.9%
HEALTHSOUTH	2	364	43,553	3.3%	8,700	6.7%
Alterra Healthcare (3)	23	1,076	67,058	5.1%	7,499	5.8%
Five Star #1	53	4,889	139,595	10.6%	6,894	5.3%
Five Star #2	12	890	70,378	5.4%	6,935	5.3%
Genesis Health Ventures	1	156	13,007	1.0%	1,496	1.1%
Integrated Health Services	1	140	15,598	1.2%	1,200	1.0%
4 private companies (combined)	7	964	21,062	1.7%	3,355	2.5%
Total	144	19,974	$1,312,120	100.0%	$130,261	100.0%

Quarter Ended June 30,

							Percentage of Operating Revenue Sources
Tenant Operating Statistics (4)	Rent Coverage				Occupancy		Private Pay		Medicare		Medicaid
	2003		2002		2003	2002	2003	2002	2003	2002	2003	2002
Five Star/Sunrise (2)(5)	1.0	x	1.0	x	89%	90%	86%	86%	11%	10%	3%	4%
Marriott/Sunrise (2)	1.2	x	1.4	x	90%	87%	82%	84%	14%	13%	4%	3%
HEALTHSOUTH(6)	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alterra Healthcare	1.5	x	1.5	x	82%	85%	98%	99%	—	—	2%	1%
Five Star #1	2.6	x	2.7	x	90%	88%	22%	21%	20%	21%	58%	58%
Five Star #2	1.1	x	1.4	x	85%	88%	100%	100%	—	—	—	—
Genesis Health Ventures	1.3	x	1.7	x	97%	95%	24%	22%	33%	41%	43%	37%
Integrated Health Services	1.1	x	2.2	x	86%	88%	27%	28%	19%	23%	54%	49%
4 private companies (combined)	2.7	x	2.2	x	88%	87%	18%	17%	20%	24%	62%	59%

Six Months Ended June 30,

							Percentage of Operating Revenue Sources
Tenant Operating Statistics (4)	Rent Coverage				Occupancy		Private Pay		Medicare		Medicaid
	2003		2002		2003	2002	2003	2002	2003	2002	2003	2002
Five Star/Sunrise (2)(5)	1.0	x	1.1	x	89%	90%	86%	86%	10%	10%	4%	4%
Marriott/Sunrise (2)	1.2	x	1.5	x	89%	88%	83%	84%	13%	13%	4%	3%
HEALTHSOUTH(6)	N/A		N/A		N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alterra Healthcare	1.5	x	1.5	x	83%	85%	98%	99%	—	—	2%	1%
Five Star #1	2.6	x	2.7	x	90%	88%	21%	22%	21%	21%	58%	57%
Five Star #2	1.0	x	1.4	x	85%	88%	100%	100%	—	—	—	—
Genesis Health Ventures	1.2	x	1.6	x	97%	95%	22%	26%	35%	41%	43%	33%
Integrated Health Services	1.1	x	1.9	x	86%	89%	25%	28%	20%	25%	55%	47%
4 private companies (combined)	2.6	x	2.2	x	89%	87%	17%	17%	20%	24%	63%	59%

(1)          Properties where the majority of units are independent living apartments are classified as independent living communities.

(2)          On March 28, 2003, Marriott International, Inc. sold its senior living division, Marriott Senior Living Services, Inc. (“MSLS”), to Sunrise Assisted Living, Inc. (“Sunrise”).  Effective on that date, Sunrise became the manager of the 31 properties leased to Five Star Quality Care, Inc. (“Five Star”) and the tenant/manager of the 14 properties leased to MSLS.  Marriott International continues to guarantee the lease for the 14 properties.

(3)          Includes owned real estate and a $6,051 investment secured by a first mortgage on five assisted living facilities.

(4)          All tenant operating statistics are calculated based upon the operating results for the indicated periods ending June 30, or the most recent prior period tenant operating results available to us from our tenants.  Tenant operating statistics include data from properties prior to their date of purchase by us.  Rent coverage is calculated as operating cash flow from our tenants’ facility operations, before subordinated charges and capital expenditure reserves, divided by rent payable to us.

(5)          Rent coverage is after non-subordinated management fees of $4.4 million and $8.4 million and $4.1 million and $8.3 million in the quarter and six months ended June 30, 2003 and 2002, respectively.

(6)          In March 2003, HEALTHSOUTH issued a press release stating that its historical financial information should not be relied upon.  Because we have reason to doubt the financial information we have from HEALTHSOUTH we do not disclose any lease coverage information for this tenant.